SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

            C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 South Mitchell Road, Eden Prairie, Minnesota 55344-2248

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 937-8500

Not Applicable

(Former name or former address, if changed since last report)

Page 1 of 4 Pages

Exhibit Index Appears on Page 4

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release of C.H. Robinson Worldwide, Inc., dated February 3, 2004, reporting financial results for the fourth quarter and year of 2003

Item 12.       Results of Operations and Financial Condition.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of C.H. Robinson Worldwide, Inc.’s announcement regarding earnings results for the fourth quarter and year ended December 31, 2003, as presented in a press release of February 3, 2004.

Page 2 of 4 Pages

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 3, 2004

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Chad Lindbloom
Chad Lindbloom Chief Financial Officer

Page 3 of 4 Pages

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of C.H. Robinson Worldwide, Inc., dated February 3, 2004, reporting financial results for the fourth quarter and year of 2003.

Page 4 of 4 Pages